EXHIBIT 99
MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	August 1, 2003	to	August 31, 2003

This Report is Due 15 Days After the End of the Month.
Mark One Box For Each Required Report/Document

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	September 15, 2003		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane
Mickey W. Crane
			Position:	Director of Accounting
			Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,418	35,299	42,548
Inventories:
Finished products	39,612	44,783	29,211	31,918	20,764
Raw materials	5,958	6,660	6,452	5,420	6,761
Replacement Parts	31,991	31,195	30,750	30,957	30,773
Prepaid expenses and other current assets	7,801	9,199	3,688	12,925	10,894
Deferred income taxes	5,388	6,474	5,445	5,509	4,693
Total current assets	132,784	142,339	138,064	144,143	132,045

Investments in affiliates	110,706	111,126	111,422	112,894	114,411
Other assets	26,688	27,738	44,512	46,132	46,107
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	293,591	292,443	289,852
	$ 568,014	$ 576,846	$ 587,589	$ 595,613	$ 582,415
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ (0)	$ 12,276	$ 15,444	$ 26,211	$ 20,674
Accrued liabilities	614	1,780	3,781	5,202	6,003
Deferred income taxes	0	0	0	(0)	(0)
Total current liabilities	614	14,056	19,225	31,413	26,676

Liabilities Subject to Compromise:
Secured	159,033	159,729	159,104	159,104	159,104
Priority	11,063	9,566	10,092	10,092	10,092
Unsecured	300,030	301,021	297,111	297,397	296,768
	470,126	470,316	466,307	466,593	465,964

Long-term debt			0	(0)	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	36,842	36,811
Deferred income taxes			0	0	0

Shareholders' equity:
Common stock	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063
Retained earnings	(196,012)	(200,050)	(200,637)	(204,954)	(212,747)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	65,186	60,764	52,963
	$ 568,014	$ 576,846	$ 587,589	$ 595,613	$ 582,415

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03

Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,896	$ 28,349	$ 37,016
Other revenue	1,331	184	508	434	355
	381,039	18,834	46,404	28,783	37,371

Operating expenses:
Cost of products sold	368,401	20,813	43,245	27,770	36,771
Selling, general and administrative	28,082	1,828	1,688	2,619	2,058
Impairment of long-lived assets	70,889	-	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400
	481,480	23,000	47,561	33,616	42,228

Operating income	(100,441)	(4,166)	(1,157)	(4,833)	(4,858)

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737
Other	(5,023)	191	(232)	(245)	(271)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(1,843)	(6,485)	1,466

Reorganization items:
Legal & professional fees	2,794	-	456	58	1,056
Financing fees	-	-	-	-	-
Bankruptcy trustee fees	-	-	-	57	12
Settlements with customers and vendors	-	-	-	-	-
Rejected executory contracts	-	-	-	-	-
	2,794	-	456	115	1,068

(Loss) income before income taxes	(124,687)	(6,097)	(2,299)	(6,600)	(7,392)

Income tax (benefit) expense	(31,908)	(2,059)	(1,712)	(2,283)	(2,614)

Net (loss) income	$ (92,779)	$ (4,038)	$ (587)	$ (4,317)	$ (4,778)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115

Operating Receipts
Deposits	17,576	37,356	51,814	31,734
Intercompany Transfers	28,352	41,478	45,360	41,294
Total Cash Receipts	45,928	78,834	97,175	73,028

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942
Natural Gas	9,322	9,867	8,904	5,764
Payroll & Benefits	2,409	4,888	3,829	3,915
Insurance			197	3,580
Delivery & Storage		2,988	2,960	3,098
Operating &Maintenance Materials			1,811	1,121
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065
Utilities			1,211	1,583
Interest		2,412	1,044	-
Capital Expenditures		527	970	727
Chemicals			835	801
Reorganization	698	-	373	583
Trustee Fees			57	12
Intercompany Payments	28,352	41,478	45,360	41,294
Other	837	2,553	998	802
Total Operating Disbursements	46,146	75,782	82,182	79,287

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)

Net DIP Advances (Payments)		-	-	-

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 15,614	$ 15,614	$ 15,614	$ 15,614	$ 15,614	$ 15,614	$ 15,614	$ 15,614

Loan Balances
DIP Balance, Beginning	-	-	-	-
Net DIP Advances (Payments)	-	-	-	-
DIP Balance, Ending	-	-	-	-
Letters of Credit	-	-	-	-
Total DIP Loans	-	-	-	-

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250
Estimated	56,500	12,250	60,250	16,000
Payment			(56,500)	(12,250)
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250	$ 76,250

FORM 2-D
Page1 of 1
MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: August 1, 2003 to August 31, 2003

Case Numbers==>		03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 22,115	$ 22,086	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ -

Operating Receipts
Deposits	31,734	876			20,200		2,286	8,155			217
Intercompany Deposits	41,294	21,879	5,622	1,265		234	5,427		6	6,737	124
Total Cash Receipts	73,028	22,755	5,622	1,265	20,200	234	7,713	8,155	6	6,737	341

Operating Disbursements:
Raw Material Purchases	13,942	4,367	5,215	4	6		4,347			3
Natural Gas	5,764	0		563			73	93		5,035
Payroll & Benefits	3,915	3,461		10	0		16	369		59
Insurance	3,580	3,580
Delivery & Storage	3,098	366	399	28	941	139	76	947		189	13
Operating & Maintenance Materials	1,121	4		239	0	0	280	472		120	5
Taxes, Licenses, Duties, etc.	2,065	1,495	20	35	8	0	29	306	0	172	0
Utilities	1,583	65		489	0	1	379	210	5	399	35
Interest	-
Capital Expenditures	727	6		35			165			400	120
Chemicals	801			90			481	139		41	49
Reorganization	583	583
Trustee Fees	12		7			1	2			3
Intercompany Payments	41,294	15,069			19,008		1,667	5,418		1	132
Other	802	239		116	55	19	109	116	1	144	4
Total Operating Disbursements	79,287	29,236	5,641	1,610	20,018	159	7,624	8,070	6	6,565	358

Net Cash Flows from Operations	(6,260)	(6,480)	(20)	(345)	182	74	89	86	0	172	(17)

Negative Cash Balance Reclassified to Payables	(241)	(20)	20	345	(182)	(74)	(89)	(86)	(0)	(172)	17

Net DIP Advances (Payments)	-

Ending Cash Balances	$ 15,614	$ 15,586	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ (0)

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	-	-	-		-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 3, 2003	$ 161,469	$ 45,584	$ 8,896	$ 2,976	$ 49,623	$ 461	$ 20,576	$ 16,921	$ 17	$ 16,010	$ 405

Trustee Fees (Dollars):
Beginning Balance	$ 72,500	$ 10,000	$ 15,250	$ 750	$ 10,000	$ 1,250	$ 12,000	$ 10,000	$ 250	$ 12,500	$ 500
Estimated	16,000	-	2,000	6,750	-	3,750	-	-	250	-	3,250
Payment	(12,250)	-	(7,250)	-	-	(500)	(2,000)	-	-	(2,500)	-
Ending Balance	$ 76,250	$ 10,000	$ 10,000	$ 7,500	$ 10,000	$ 4,500	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 3,750

FORM 2-E.1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: August 1, 2003 to August 31, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	(2)	(2)
SIT	113	113
SUTA	(11)	(11)
Other	1,463	1,463
A/P Trade	2,570	2,570
A/P Received not paid	8,837	8,837
A/P Consignment parts	31	31
A/P Freight	347	347
A/P Contract retention	268	268
A/P Competitive discounts	(49)	(49)
A/P Medical claims - IBNR	(23)	(23)
A/P Other	9,359	9,359
Employee benefits & withholdings	1	1
Accrued taxes - Federal & State	141	141
Accrued interest	829	829
Closure cost - Current	2,800	2,800
	$ 26,676	$ 26,676	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 40,508	40,009	262	56	181
A/R Miscellaneous Billings	955	787	83	20	66
A/R Other	1,048	1,048
A/R Affiliates	32	32
Notes Receivable-Employees	4	4
	$ 42,548	$ 41,880	$ 345	$ 76	$ 247

FORM 2-E.2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: August 1, 2003 to August 31, 2003
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (2nd Layer)	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E.3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: August 1, 2003 to August 31, 2003
Case Number: 03-2984WEE

DISCUSSION

No items of significance to report.

FORM 2-E.4